UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7512

Dreyfus Premier Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/14

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Worldwide Growth Fund

ANNUAL REPORT October 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Information About the Renewal of the Fund’s Management and Sub-Investment Advisory Agreements
38	Board Members Information
40	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Worldwide Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Growth Fund, covering the 12-month period from November 1, 2013, through October 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

For the 12-month reporting period overall, international stock markets generally lost a modest degree of value due to renewed concerns regarding geopolitical tensions and persistently sluggish growth in Europe and the emerging markets. Results were especially weak in January 2014 and over the last four months of the reporting period, offsetting gains at other times when investors responded more positively to aggressively accommodative monetary policies throughout much of the world. A strengthening U.S. dollar against most other major currencies also helped dampen returns for U.S. investors.

Some forces appear likely to support international stock prices over the foreseeable future: Low inflation has enabled the European Central Bank to reduce short-term interest rates further, China’s economic slowdown appears increasingly unlikely to devolve into a more severe financial crisis, and India’s stock market has surged after the election of a more business-friendly government.Yet, some countries are faring better economically than others and monetary policies have begun to diverge, affecting currency exchange rates and capital flows. Consequently, selectivity and a long-term perspective seem poised to become more important determinants of investment success.As always, we urge you to talk regularly with your financial advisor to assess the potential impact of these and other developments on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 17, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2013, through October 31, 2014, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2014, Dreyfus Worldwide Growth Fund’s Class A shares produced a total return of 8.69%, Class C shares returned 7.91%, Class I shares returned 8.98%, and Class Y shares returned 9.10%.1 For the same period, the fund’s benchmark, the Morgan Stanley Capital International World Index (“MSCI World Index”), produced an 8.67% total return.2

The MSCI World Index gained ground over the reporting period despite headwinds including sluggish global growth and intensifying geopolitical conflicts. The fund’s shares produced returns in line with the benchmark, primarily due to lack of exposure to Japanese equities and favorable stock selections among energy stocks.

The Fund’s Investment Approach

The fund invests primarily in large, well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks of prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence, and above-average earnings growth potential.The fund pursues a “buy-and-hold” investment strategy in which we typically buy and sell relatively few stocks during the course of the year, which may help to reduce investors’ tax liabilities and the fund’s trading costs.3

Global Stocks Advanced despite Headwinds

The MSCI World Index gained value over the reporting period despite increased market volatility and mounting concerns about slower global growth and heightened geopolitical tensions. During the reporting period’s first half, the market’s performance was fueled by gains in European equities as the region’s economic data improved.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Continued gains among U.S. stocks also supported the benchmark’s results. Meanwhile, stock markets in the Pacific Rim generally declined, pressured by concerns about decelerating growth in China and slowing regional trade. U.S. equities continued to outperform over the reporting period’s second half, but the MSCI World Index’s advance slowed when its European components declined amid signs that the regional recovery had stalled.

From an industry group perspective, only three of the benchmark’s 10 market segments outperformed broader market averages: the health care, information technology, and utilities sectors. The energy sector ranked among the weakest sectors, as slack global demand and the stronger dollar weighed on oil prices.

Fund Strategies Produced Mixed Results

The fund’s overweighted exposure to European equities supported its performance compared to the MSCI World Index early in the reporting period, but the same positioning later constrained relative results.The fund’s lack of direct exposure to Japan proved constructive, while its market-neutral allocation to U.S. and Canadian stocks supported absolute returns but had little material impact on relative performance.

Factors contributing positively to relative results at the sector level included the fund’s substantially underweighted and selectively focused positions in the lagging industrials and financials sectors. Our security selection strategy among energy stocks added value and more than offset the impact of an overweighted position in this weak sector. Likewise, our stock selections in the information technology sector fared well. Individual positions making the greatest absolute contributions to returns included Apple, Canadian Pacific Railway, Exxon Mobil, Roche Holdings, Novo Nordisk, and Johnson & Johnson.

Factors that impeded relative performance during the reporting period included an overweighted presence and disappointing stock selections in the consumer staples sector. Our security selection strategy in the consumer discretionary sector and lack of exposure to utilities also undercut relative results. Holdings that represented the greatest detractors from fund performance included L’Oreal, Christian Dior, Diageo, Freeport-McMoRan, International Business Machines, and Danone.

Investors May Become More Selective

We expect the global economic recovery to continue to unfold, but at a disappointingly slow pace. Even as the U.S. growth outlook has strengthened, economic prospects for much of the rest of the world have weakened. Consequently, growth trends are likely to diverge more widely by country, and monetary policies may become less uniform.

These developments are expected to foster a heightened awareness of risk and a renewed emphasis on fundamentals. The fund’s longstanding investment approach focuses on fundamentally sound businesses that have the competitive advantages and financial resources to sustain earnings and dividends growth as the investment landscape changes. Most of the industry leaders in the fund have well-established, profitable businesses in the United States and in other developed and emerging markets. These global companies offer investors a way to benefit from improving demand in the U.S. without relinquishing diversified exposure to the opportunities for market share gains in other markets. Furthermore, our strategy seeks to reduce risk by investing with seasoned management teams who have established records of creating value for shareholders through numerous business and market cycles.

November 17, 2014

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.
The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index of global stock market performance, including the United States, Canada, Europe,Australia, New Zealand, and the Far East. Investors
cannot invest directly in any index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for
Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Worldwide Growth Fund on 10/31/04 to a $10,000 investment made in the Morgan Stanley Capital International World Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is an unmanaged index of global stock market performance, including the United States, Canada, Australia, New Zealand and the Far East and includes net dividends reinvested. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/14

	Inception
	Date	1	Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/15/93	2.46%		10.86%	7.58%
without sales charge	7/15/93	8.69%		12.18%	8.22%
Class C shares
with applicable redemption charge †	6/21/95	6.91%		11.35%	7.42%
without redemption	6/21/95	7.91%		11.35%	7.42%
Class I shares	3/4/96	8.98%		12.48%	8.50%
Class Y shares	7/1/13	9.10%		12.46%††	8.35%††
Morgan Stanley Capital
International World Index		8.67%		11.41%	6.93%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares), not reflecting the applicable sales charges for Class A shares.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Growth Fund from May 1, 2014 to October 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.98	$9.62	$4.57	$4.31
Ending value (after expenses)	$1,012.00	$1,008.40	$1,013.50	$1,013.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2014

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.01	$9.65	$4.58	$4.33
Ending value (after expenses)	$1,019.26	$1,015.63	$1,020.67	$1,020.92

† Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 1.90% for Class C, .90% for
Class I and .85% for ClassY, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2014

Common Stocks—99.6%	Shares		Value ($)
Consumer Durables & Apparel—5.9%
Christian Dior	230,000		40,763,433
Consumer Services—2.1%
McDonald’s	156,150		14,635,939
Diversified Financials—3.7%
BlackRock	32,500		11,086,075
Eurazeo	90,482		6,054,075
GAM Holding	120,000	[a]	2,048,050
JPMorgan Chase & Co.	105,100		6,356,448
			25,544,648
Energy—13.9%
Canadian Natural Resources	130,000		4,534,400
Chevron	263,800		31,642,810
ConocoPhillips	25,000		1,803,750
Exxon Mobil	391,308		37,843,397
Imperial Oil	160,000		7,660,800
Phillips 66	5,000		392,500
Statoil, ADR	157,468	[b]	3,613,891
Total, ADR	135,400	[b]	8,109,106
			95,600,654
Food & Staples Retailing—1.9%
Walgreen	200,000		12,844,000
Food, Beverage & Tobacco—26.5%
Altria Group	262,500		12,689,250
Anheuser-Busch InBev	25,000		2,770,578
British American Tobacco, ADR	80,000	[b]	9,084,800
Coca-Cola	746,200		31,250,856
Danone, ADR	682,000	[b]	9,322,940
Diageo, ADR	165,000		19,465,050

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Nestle, ADR	400,000		29,332,000
PepsiCo	106,175		10,210,850
Philip Morris International	552,500		49,178,025
SABMiller	150,000		8,472,011
			181,776,360
Health Care Equipment &
Services—1.2%
Abbott Laboratories	190,300		8,295,177
Household & Personal
Products—7.4%
L’Oreal, ADR	935,000	[b]	29,340,300
Procter & Gamble	245,000		21,381,150
			50,721,450
Insurance—1.0%
ACE	35,000		3,825,500
Zurich Insurance Group	10,100	[a]	3,056,715
			6,882,215
Materials—3.0%
Air Liquide, ADR	857,043	[b]	20,646,166
Media—3.0%
Comcast, Cl. A	144,000		7,970,400
News Corp., Cl. A	80,350	[a]	1,243,818
Twenty-First Century Fox, Cl. A	341,400		11,771,472
			20,985,690
Pharmaceuticals, Biotech &
Life Sciences—14.4%
AbbVie	190,300		12,076,438
Celgene	5,000	[a]	535,450
Gilead Sciences	53,000	[a]	5,936,000
Johnson & Johnson	203,525		21,935,924
Novartis, ADR	50,000		4,634,500
Novo Nordisk, ADR	275,000		12,424,500

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Roche Holding, ADR	1,122,000		41,300,820
			98,843,632
Retailing—.4%
LVMH Moet Hennessy Louis Vuitton	15,775		2,682,205
Semiconductors & Semiconductor
Equipment—3.0%
ASML Holding, (New York Shares)	40,000		3,987,200
Intel	250,941		8,534,503
Texas Instruments	165,000		8,193,900
			20,715,603
Software & Services—2.4%
International Business Machines	75,000		12,330,000
Oracle	100,000		3,905,000
			16,235,000
Technology Hardware &
Equipment—7.0%
Apple	399,000		43,092,000
QUALCOMM	65,000		5,103,150
			48,195,150
Transportation—2.8%
Canadian Pacific Railway	80,000		16,614,400
Union Pacific	22,000		2,561,900
			19,176,300
Total Common Stocks
(cost $270,833,523)			684,543,622

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $2,224,000)	2,224,000	[c]	2,224,000

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—1.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,841,193)	7,841,193 [c]	7,841,193
Total Investments (cost $280,898,716)	101.1%	694,608,815
Liabilities, Less Cash and Receivables	(1.1%)	(7,552,378)
Net Assets	100.0%	687,056,437

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2014, the value of the fund’s securities on loan was $7,805,721 and the value of the collateral held by the fund was $7,841,193.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	26.5	Semiconductors &
Pharmaceuticals,		Semiconductor Equipment	3.0
Biotech & Life Sciences	14.4	Transportation	2.8
Energy	13.9	Software & Services	2.4
Household & Personal Products	7.4	Consumer Services	2.1
Technology Hardware &		Food & Staples Retailing	1.9
Equipment	7.0	Money Market Investments	1.5
Consumer Durables & Apparel	5.9	Health Care Equipment & Services	1.2
Diversified Financials	3.7	Insurance	1.0
Materials	3.0	Retailing	.4
Media	3.0		101.1

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2014

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,805,721)—Note 1(c):
Unaffiliated issuers	270,833,523	684,543,622
Affiliated issuers	10,065,193	10,065,193
Cash		382,128
Dividends and securities lending income receivable		866,237
Receivable for investment securities sold		279,717
Receivable for shares of Common Stock subscribed		238,460
Prepaid expenses		23,431
		696,398,788
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		646,381
Liability for securities on loan—Note 1(c)		7,841,193
Payable for shares of Common Stock redeemed		677,222
Accrued expenses		177,555
		9,342,351
Net Assets ($)		687,056,437
Composition of Net Assets ($):
Paid-in capital		258,870,076
Accumulated investment (loss)—net		(165,024)
Accumulated net realized gain (loss) on investments		14,641,286
Accumulated net unrealized appreciation
(depreciation) on investments		413,710,099
Net Assets ($)		687,056,437

Net Asset Value Per Share
	Class A	Class C	Class I	Class Y
Net Assets ($)	478,579,121	71,682,714	136,653,702	140,900
Shares Outstanding	8,649,049	1,424,386	2,449,693	2,524.48
Net Asset Value Per Share ($)	55.33	50.33	55.78	55.81
See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2014

Investment Income ($):
Income:
Cash dividends (net of $1,088,385 foreign taxes withheld at source):
Unaffiliated issuers	17,850,112
Affiliated issuers	1,672
Income from securities lending—Note 1(c)	95,742
Total Income	17,947,526
Expenses:
Management fee—Note 3(a)	5,145,751
Shareholder servicing costs—Note 3(c)	2,155,315
Distribution fees—Note 3(b)	532,340
Professional fees	126,660
Registration fees	78,842
Custodian fees—Note 3(c)	73,717
Prospectus and shareholders’ reports	67,215
Directors’ fees and expenses—Note 3(d)	32,239
Loan commitment fees—Note 2	6,037
Interest expense—Note 2	218
Miscellaneous	28,597
Total Expenses	8,246,931
Less—reduction in fees due to earnings credits—Note 3(c)	(697)
Net Expenses	8,246,234
Investment Income—Net	9,701,292
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	14,838,007
Net unrealized appreciation (depreciation) on investments	32,030,050
Net Realized and Unrealized Gain (Loss) on Investments	46,868,057
Net Increase in Net Assets Resulting from Operations	56,569,349

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2014	2013
Operations ($):
Investment income—net	9,701,292	9,399,126
Net realized gain (loss) on investments	14,838,007	(193,012)
Net unrealized appreciation
(depreciation) on investments	32,030,050	88,667,673
Net Increase (Decrease) in Net Assets
Resulting from Operations	56,569,349	97,873,787
Dividends to Shareholders from ($):
Investment income—net:
Class A	(7,510,121)	(6,705,437)
Class C	(680,691)	(601,079)
Class I	(2,142,078)	(1,689,024)
Class Y	(3,646)	(7)
Net realized gain on investments:
Class A	—	(1,899,966)
Class C	—	(304,983)
Class I	—	(389,840)
Total Dividends	(10,336,536)	(11,590,336)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	43,455,250	77,383,726
Class C	7,413,493	8,382,981
Class I	47,025,698	47,864,803
Class Y	651,660	1,000
Dividends reinvested:
Class A	6,685,718	7,577,965
Class C	498,450	637,600
Class I	1,995,137	1,917,135
Class Y	644	—
Cost of shares redeemed:
Class A	(95,690,628)	(84,878,091)
Class C	(11,412,002)	(10,743,587)
Class I	(31,545,851)	(44,177,411)
Class Y	(490,880)	—
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(31,413,311)	3,966,121
Total Increase (Decrease) in Net Assets	14,819,502	90,249,572
Net Assets ($):
Beginning of Period	672,236,935	581,987,363
End of Period	687,056,437	672,236,935
Undistributed (accumulated)
investment income (loss)—net	(165,024)	469,663

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2014	2013
Capital Share Transactions:
Class Aa
Shares sold	813,954	1,614,446
Shares issued for dividends reinvested	125,623	158,692
Shares redeemed	(1,787,736)	(1,753,424)
Net Increase (Decrease) in Shares Outstanding	(848,159)	19,714
Class Ca
Shares sold	151,966	191,352
Shares issued for dividends reinvested	10,223	14,608
Shares redeemed	(234,150)	(242,820)
Net Increase (Decrease) in Shares Outstanding	(71,961)	(36,860)
Class Ib
Shares sold	871,787	990,335
Shares issued for dividends reinvested	37,185	39,828
Shares redeemed	(586,784)	(915,919)
Net Increase (Decrease) in Shares Outstanding	322,188	114,244
Class Yb
Shares sold	11,437	20.670
Shares issued for dividends reinvested	12	—
Shares redeemed	(8,945)	—
Net Increase (Decrease) in Shares Outstanding	2,504	20.670

a During the period ended October 31, 2013, 9,094 Class C shares representing $419,600 were exchanged for
8,302 Class A shares.
b During the period ended October 31, 2014, 11,441 Class I shares representing $651,660 were exchanged for
11,437 ClassY shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	51.69	45.09	42.06	40.31	36.61
Investment Operations:
Investment income—net[a]	.78	.73	.66	.70	.63
Net realized and unrealized
gain (loss) on investments	3.68	6.77	4.32	2.71	4.53
Total from Investment Operations	4.46	7.50	4.98	3.41	5.16
Distributions:
Dividends from investment income—net	(.82)	(.70)	(.86)	(.79)	(.71)
Dividends from net realized
gain on investments	—	(.20)	(1.09)	(.87)	(.75)
Total Distributions	(.82)	(.90)	(1.95)	(1.66)	(1.46)
Net asset value, end of period	55.33	51.69	45.09	42.06	40.31
Total Return (%)[b]	8.69	16.81	12.42	8.72	14.48
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	1.18	1.22	1.24	1.26
Ratio of net expenses
to average net assets	1.17	1.18	1.22	1.24	1.26
Ratio of net investment income
to average net assets	1.45	1.52	1.52	1.70	1.70
Portfolio Turnover Rate	2.01	2.97	2.41	7.85	.34
Net Assets, end of period ($ x 1,000)	478,579	490,921	427,373	417,814	378,374

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	47.09	41.18	38.47	37.01	33.74
Investment Operations:
Investment income—net[a]	.35	.34	.29	.37	.33
Net realized and unrealized
gain (loss) on investments	3.36	6.16	3.97	2.49	4.17
Total from Investment Operations	3.71	6.50	4.26	2.86	4.50
Distributions:
Dividends from investment income—net	(.47)	(.39)	(.46)	(.53)	(.48)
Dividends from net realized
gain on investments	—	(.20)	(1.09)	(.87)	(.75)
Total Distributions	(.47)	(.59)	(1.55)	(1.40)	(1.23)
Net asset value, end of period	50.33	47.09	41.18	38.47	37.01
Total Return (%)[b]	7.91	15.92	11.57	7.93	13.66
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.91	1.93	1.97	1.97	1.99
Ratio of net expenses
to average net assets	1.91	1.93	1.97	1.97	1.99
Ratio of net investment income
to average net assets	.71	.77	.74	.97	.97
Portfolio Turnover Rate	2.01	2.97	2.41	7.85	.34
Net Assets, end of period ($ x 1,000)	71,683	70,468	63,136	51,866	49,806

a	Based on average shares outstanding.
b	Exclusive of sales charge.

See notes to financial statements.

		Year Ended October 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	52.10	45.44	42.47	40.71	36.96
Investment Operations:
Investment income—net[a]	.92	.86	.71	.65	.78
Net realized and unrealized
gain (loss) on investments	3.71	6.81	4.41	2.89	4.55
Total from Investment Operations	4.63	7.67	5.12	3.54	5.33
Distributions:
Dividends from investment income—net	(.95)	(.81)	(1.06)	(.91)	(.83)
Dividends from net realized
gain on investments	—	(.20)	(1.09)	(.87)	(.75)
Total Distributions	(.95)	(1.01)	(2.15)	(1.78)	(1.58)
Net asset value, end of period	55.78	52.10	45.44	42.47	40.71
Total Return (%)	8.98	17.10	12.70	9.01	14.82
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.91	.92	.97	1.02	.98
Ratio of net expenses
to average net assets	.91	.92	.97	1.02	.98
Ratio of net investment income
to average net assets	1.69	1.77	1.57	1.70	2.03
Portfolio Turnover Rate	2.01	2.97	2.41	7.85	.34
Net Assets, end of period ($ x 1,000)	136,654	110,847	91,478	22,214	3,818

a Based on average shares outstanding.
See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	52.11	48.38
Investment Operations:
Investment income—net[b]	.92	.18
Net realized and unrealized
gain (loss) on investments	3.77	3.88
Total from Investment Operations	4.69	4.06
Distributions:
Dividends from investment income—net	(.99)	(.33)
Net asset value, end of period	55.81	52.11
Total Return (%)	9.10	8.41	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.79	[d]
Ratio of net expenses to average net assets	.85	.79	[d]
Ratio of net investment income
to average net assets	1.51	1.10	[d]
Portfolio Turnover Rate	2.01	2.97
Net Assets, end of period ($ x 1,000)	141	1

a From the close of business on July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Growth Fund (the “fund”) is the sole series of Dreyfus Premier Worldwide Growth Fund, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by Company’s Board of Directors (the “Board”).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2014 in valuing the fund’s investments:

		Level 2—Other		Level 3—
	Level 1—	Significant		Significant
	Unadjusted	Observable		Unobservable
	Quoted Prices	Inputs		Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	398,625,682	—		—	398,625,682
Equity Securities—
Foreign
Common Stocks†	220,070,873	65,847,067	††	—	285,917,940
Mutual Funds	10,065,193	—		—	10,065,193

†	See Statement of Investments for additional detailed categorizations.
††	Securities classified within Level 2 at period end as the values were determined pursuant to the fund’s fair valuation procedures. See note above for additional information.

At October 31, 2013, no exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2014, The Bank of New York Mellon earned $23,383 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2014 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2013($)	Purchases ($)	Sales($)	10/31/2014 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	2,992,000	49,185,000	49,953,000	2,224,000.3
Dreyfus
Institutional
Cash
Advantage
Fund	2,377,775	237,744,958	232,281,540	7,841,193	1.2
Total	5,369,775	286,929,958	282,234,540	10,065,193	1.5

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,732,391, undistributed capital gains $14,641,295 and unrealized appreciation $411,812,675.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2014 and October 31, 2013 were as follows: ordinary income $10,336,536 and $9,001,797, and long-term capital gains $0 and $2,588,539, respectively.

During the period ended October 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $557 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

to October 8, 2014, the unsecured credit facility with Citibank, N.A. was $265 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2014 was approximately $20,000 with a related weighted average annualized interest rate of 1.09%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a fee at the annual rate of .2175% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended October 31, 2014, the Distributor retained $34,092 from commissions earned on sales of the fund’s Class A shares and $3,397 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2014, Class C shares were charged $532,340, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2014, Class A and Class C shares were charged $1,228,337 and $177,447, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2014, the fund was charged $187,138 for transfer agency services and $9,879 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $697.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2014, the fund was charged $73,717 pursuant to the custody agreement.

During the period ended October 31, 2014, the fund was charged $8,015 for services performed by the Chief Compliance Officer and his staff.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $424,491, Distribution Plan fees $44,048, Shareholder Services Plan fees $113,398, custodian fees $25,117, Chief Compliance Officer fees $617 and transfer agency fees $38,710.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2014, amounted to $13,723,052 and $45,129,923, respectively.

At October 31, 2014, the cost of investments for federal income tax purposes was $282,796,140; accordingly, accumulated net unrealized appreciation on investments was $411,812,675, consisting of $415,536,633 gross unrealized appreciation and $3,723,958 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Worldwide Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Worldwide Growth Fund (the sole series comprising Dreyfus Premier Worldwide Growth Fund, Inc.) as of October 31, 2014 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Growth Fund at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 29, 2014

The Fund 31

IMPORTATION TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 91.58% of the ordinary dividends paid during the fiscal year ended October 31, 2014 as qualifying for the corporate dividends received deduction.Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $10,336,536 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2015 of the percentage applicable to the preparation of their 2014 income tax returns.

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on July 22, 2014, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meet-

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

ing legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended May 31, 2014, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was below the Expense Group median (lowest in the Expense Group) and the fund’s actual management fee and total expenses were below the Expense Group and Expense Universe medians (in each case, lowest in the Expense Group and first quartile in the Expense Universe).

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also noted the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance.

  The Board concluded that the fees paid to Dreyfus and the Subadviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of the fund and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (71)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee (1995-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 144
———————
Francine J. Bovich (63)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
Other Public Company Board Membership During Past 5Years:
• Annaly Capital Management, Inc., Board Member (May 2014-present)
No. of Portfolios for which Board Member Serves: 45
———————
Peggy C. Davis (71)
Board Member (1990)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law (1983-present)
No. of Portfolios for which Board Member Serves: 51
———————
Diane Dunst (75)
Board Member (2007)
Principal Occupation During Past 5Years:
• President of Huntting House Antiques (1999-present)
No. of Portfolios for which Board Member Serves: 14

Nathan Leventhal (71)
Board Member (1989)
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-2014)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Membership During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 52

———————
Robin A. Melvin (51)
Board Member (2012)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 113

———————
Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork
10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.
Clifford L.Alexander, Jr., Emeritus Board Member
Ernest Kafka, Emeritus Board Member
Jay I. Meltzer, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

The Fund 39

OFFICERS OF THE FUND (Unaudited)

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $   42,576 in 2013 and $43,428 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,200 in 2013  and $12,120 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,951  in 2013 and $5,759 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,571 in 2013 and $1,575 in 2014. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $53,266,415  in 2013 and $26,822,186 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management  Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Worldwide Growth Fund, Inc.

By: /s/ Bradley Skapyak
Bradley J. Skapyak, President
Date:	December 18, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	December 18, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	December 18, 2014

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)